Supplement Dated December 12, 2018
To The Statement of Additional Information
Dated August 13, 2018

JNL® Series Trust

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective November 1, 2018, on page 275, in the section entitled, "Investment Adviser, Sub-Advisers and Other Service Providers," subsection "Sub-Advisory Fees," please delete the table rows and corresponding endnotes for the JNL/T. Rowe Price Value Fund and replace with the following:

FUND	ASSETS	FEES
JNL/T. Rowe Price Value Fund[8,9]
Assets up to $100 million:
$0 to $50 million
$50 million to $100 million

When assets exceed $100 million, but are less than $200 million:
All Assets

When assets exceed $200 million, but are less than $500 million:
All Assets

When assets exceed $500 million, but are less than $1 billion:
$0 to $500 million
$500 million to $1 billion

When assets exceed $1 billion, but are less than $1.5 billion:
All Assets

When assets exceed $1.5 billion:
All Assets

.475% .425% .375% .325% .30% .275% .275% .25%
8 For the purpose of calculating the sub-advisory fee for the JNL/T. Rowe Price Established Growth Fund, the JNL/T. Rowe Price Managed Volatility Balanced Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, the JNL/T. Rowe Price Short-Term Bond Fund, the JNL/T. Rowe Price Value Fund, and the JNL/T. Rowe Price Capital Appreciation Fund of the Jackson Variable Series Trust, the Sub-Adviser applies a fee discount to all eligible assets based on the average daily aggregate net assets of the listed funds. In the event aggregate assets exceed $20 billion, the following discount applies: 12.5% for assets up to $25 billion and 15% for assets above $25 billion. In the event aggregate net assets fall below $20 billion, but are at least $1 billion invested in two or more of the strategies as designated by T. Rowe Price, the following discount applies: 2.5% fee reduction for assets between $0 and $1 billion, a 5.0% fee reduction for assets between $1 billion and $2.5 billion, 7.5% fee reduction for assets between $2.5 billion and $5 billion, a 10.0% fee reduction for assets between $5 billion and $10 billion, and a 12.5% fee reduction for assets above $10 billion.
9 The Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule when net assets are below $1.5 billion and the flat fee once assets reach $1.5 billion.  The credit will apply at asset levels between approximately $1.375 billion and $1.5 billion.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1.5 billion, when the flat 0.25% bps fee would be triggered, or (b) fall below a threshold of approximately $1.375 billion, where the flat 0.275% fee schedule would be fully re-applied.

This Supplement is dated December 12, 2018.